UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2006.

BA MASTER CREDIT CARD TRUST II

(Issuing entity of the Collateral Certificate)

BA CREDIT CARD TRUST

(Issuing entity of the BAseries Class A, Class B, and Class C notes)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Sponsor and Depositor)

(Exact name of registrant as specified in its charter)

Delaware	333-131358, 333-131358-01 and 333-131358-02	51-0331454
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Number)

Wilmington, DE	19884-0781
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (800) 362-6255.

MBNA Master Credit Card Trust II

(Issuing entity of the Collateral Certificate)

MBNA Credit Card Master Note Trust

(Issuing entity of the BAseries (formerly known as the MBNAseries) Class A, Class B, and Class C notes)

MBNA America Bank, National Association

(Sponsor and Depositor)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01. Other Events.

Following the merger between Bank of America Corporation and MBNA Corporation, the following name changes were implemented with respect to the MBNA Master Trust credit card securitization platform, effective June 10, 2006:

Former Name	New Name
MBNA America Bank, National Association	FIA Card Services, National Association
MBNA Master Credit Card Trust II	BA Master Credit Card Trust II
MBNA Credit Card Master Note Trust	BA Credit Card Trust

In connection with these name changes, (a) the series designation for the asset-backed notes issued by the BA Credit Card Trust (formerly known as the MBNA Credit Card Master Note Trust) was changed from the MBNAseries to the BAseries, and (b) each of the following amended and restated agreements was executed on June 10, 2006:

(i)	the Amended and Restated Pooling and Servicing Agreement, dated as of June 10, 2006, between FIA Card Services, National Association (“FIA”) and The Bank of New York, as Trustee (the “Trustee”);

(ii)	the Amended and Restated Series 2001-D Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of June 10, 2006, between FIA and the Trustee;

(iii)	the Second Amended and Restated Trust Agreement of the BA Credit Card Trust, dated as of June 10, 2006, between FIA and Wilmington Trust Company;

(iv)	the Amended and Restated Indenture, dated as of June 10, 2006, between BA Credit Card Trust (the “Note Trust”) and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”); and

(v)	the Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006, between the Note Trust and the Indenture Trustee.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following are filed as Exhibits to this Report.

Exhibit 3.1	Composite Articles of Association of FIA Card Services, National Association.

Exhibit 3.2	Composite Bylaws of FIA Card Services, National Association.

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of June 10, 2006.

Exhibit 4.2	Amended and Restated Series 2001-D Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of June 10, 2006.

Exhibit 4.3	Second Amended and Restated Trust Agreement of the BA Credit Card Trust, dated as of June 10, 2006.

Exhibit 4.4	Amended and Restated Indenture, dated as of June 10, 2006.

Exhibit 4.5	Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006.

Exhibit 4.6	Form of Collateral Certificate (included as an exhibit to Exhibit 4.2).

Exhibit 4.7	Form of Notes (included as exhibits to Exhibits 4.4 and 4.5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIA CARD SERVICES, NATIONAL ASSOCIATION, Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

By:	/s/ Scott W. McCarthy
Name:	Scott W. McCarthy
Title:	Senior Vice President

June 12, 2006

EXHIBIT INDEX

Exhibit	Description

Exhibit 3.1	Composite Articles of Association of FIA Card Services, National Association.

Exhibit 3.2	Composite Bylaws of FIA Card Services, National Association.

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of June 10, 2006.

Exhibit 4.2	Amended and Restated Series 2001-D Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of June 10, 2006.

Exhibit 4.3	Second Amended and Restated Trust Agreement of the BA Credit Card Trust, dated as of June 10, 2006.

Exhibit 4.4	Amended and Restated Indenture, dated as of June 10, 2006.

Exhibit 4.5	Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006.

Exhibit 4.6	Form of Collateral Certificate (included as an exhibit to Exhibit 4.2).

Exhibit 4.7	Form of Notes (included as exhibits to Exhibits 4.4 and 4.5).